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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                         FIRST PREFERRED FLEET MORTGAGE


         AMENDMENT NO. 1 dated December __, 1999 ("Amendment No. 1") to First Preferred Fleet Mortgage dated November 3, 1999 (the "Mortgage") by _____________, a _____________________ with its principal place of business at
13085 Seaway Road, Gulfport, Mississippi 39503 (the "Shipowner") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, with offices at 1000 Louisiana, Houston, Texas 77002 as Agent for the Lenders described below (the "Mortgagee").

                              W I T N E S S E T H:

         A. The Shipowner is the sole-owner of 100% of the United States flag vessels listed on Schedule 1 attached hereto, which vessels have been duly documented in the name of the Shipowner in accordance with the laws of the United States of America.

         B. Pursuant to the Credit Agreement dated as of November 3, 1999 (the "Credit Agreement") among Friede Goldman Halter, Inc., a Mississippi corporation (the "Borrower"), the financial institutions named therein, as lenders (the "Lenders") and the Mortgagee as Agent for the Lenders, the Lenders have agreed to provide a credit facility to the Borrower in an amount up to USD 164,218,250.

         C. Pursuant to the Guaranty dated as of November 3, 1999 (the "Guaranty") from the Shipowner to the Mortgagee, the Shipowner has guaranteed the obligations of the Borrower under the Credit Agreement and the Notes.

         D. The Shipowner granted the Mortgage to secure, among other things, payment of all amounts due and owing under the Guaranty;

         E. The Mortgage was received for record on November __, 1999 at the United States Coast Guard National Vessel Documentation Office in Falling Waters, West Virginia and recorded in Book PM-99-__, page___; and

         WHEREAS, pursuant to the Amendment No. 1 to Credit Agreement dated the date hereof ("Amendment No. 1 to Credit Agreement"), the Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement; and

         WHEREAS, the Mortgagee requires that the Shipowner add the United States flag vessel CHIEF, Official No. ________ (the "New Vessel", and together with the Vessels, hereinafter referred to as the "Vessels") to the lien and operation of the Mortgage.

         NOW, THEREFORE, THIS AMENDMENT NO. 1 WITNESSETH:


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         That, in consideration of the premises and other valuable
consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of all amounts due under the Credit Agreement, as amended by Amendment No. 1 to Credit Agreement, and the Notes and all other sums that may be secured by the Mortgage, the Shipowner has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed, and by these presents does grant, convey, mortgage, pledge, assign, transfer, set over and confirms, unto the Mortgagee:

         The whole of the following vessel:

         Name                    Official Number                Hailing Port
         ----                    ---------------                ------------
         CHIEF                       535748                   Houma, Louisiana

which vessel has been duly documented in the name of the Shipowner under the laws of the United States of America, together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment (excluding equipment not owned by the Shipowner), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to such vessel, or any part thereof, or in or to said appurtenances, all of which property shall be deemed to be included in the term "Vessel" as used in the Mortgage.

         TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee, to its own use, benefit and behoof forever.

                                  ARTICLE FIRST

         SECTION 1. The Granting Clause of the Mortgage is hereby amended by adding thereto an additional paragraph reading as follows:

         "The whole of the following vessel:

         Name                    Official No.                Hailing Port
         ----                    ------------                ------------
         CHIEF                      535748                    Houma, La.

which vessel has been duly documented in the name of the Shipowner under the laws of the United States of America, together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment (excluding equipment not owned by the Shipowner), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to such vessel, or any part thereof, or in or to




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said appurtenances, all of which property shall be deemed to be included in the term "Vessel" as used in the Mortgage."

         SECTION 2. The form of Credit Agreement as Exhibit A to the Mortgage is hereby supplemented by adding thereto Amendment No. 1 to Credit Agreement in the form of Exhibit A to this Amendment No. 1.

         SECTION 3. Hereinafter each reference in the Mortgage, as amended, to the Credit Agreement shall refer to the Credit Agreement as amended by Amendment No. 1 to Credit Agreement.

         SECTION 4. For the purpose of recording this Amendment No. 1, as required by 46 U.S. Code Ch. 313, it amends mortgage covenants and the New Vessel is added to the Mortgage; the discharge amount is the same as the total amount; and there is no separate discharge amount.

                                 ARTICLE SECOND

         SECTION 1. All of the covenants and agreements on the part of the Shipowner which are set forth in, and all of the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

         SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

         SECTION 3. Except as modified and expressly amended by this Amendment No. 1 and any other supplement, the Mortgage is in all respects ratified and confirmed and all of the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 4. THIS AMENDMENT NO. 1 TO FIRST PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF TEXAS.

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         IN WITNESS WHEREOF, Amendment No. 1 has been executed and delivered on the day and year date first above written.



                                     ---------------------------------------


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

                                     WELLS FARGO BANK (TEXAS), NATIONAL
                                     ASSOCIATION, AS AGENT

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------


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THE STATE OF TEXAS     )
                       )
COUNTY OF HARRIS       )


         On this ___ day of December, 1999, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that his address is 13085 Seaway Road, Gulfport, Mississippi 39503; that he is the ________________ of____________, the ____________ described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the ___________ of said __________________ .

                                      ---------------------------------------
                                      Notary Public, State of Texas

THE STATE OF TEXAS     )
                       )
COUNTY OF HARRIS       )

         On this ___ day of December, 1999, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that his address is 1000 Louisiana, Houston, Texas 77002; that he is __________________________ of Wells Fargo Bank (Texas), National Association, the association described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said association.


                                      ---------------------------------------
                                      Notary Public, State of Texas


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